UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 29, 2016

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive	(Zip Code)
Offices)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On February 29, 2016, Activision Blizzard, Inc. (“Activision Blizzard”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of its acquisition of King Digital Entertainment plc (“King”).  This amendment to the Initial 8-K is being filed by Activision Blizzard for the purpose of including the financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

(a)         Financial statements of businesses acquired.

The audited consolidated financial statements and footnotes of King as of and for the year ended December 31, 2015 are filed as Exhibit 99.2 and are incorporated herein by reference.

(b)         Pro forma financial information.

The following pro forma combined condensed consolidated financial statements of Activision Blizzard, reflecting the acquisition of King, are filed as Exhibit 99.3 and are incorporated herein by reference:

i.                  Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015;

ii.               Unaudited pro forma condensed combined balance sheet as of December 31, 2015.

(d)         Exhibits

23.1                        Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1                        Press Release dated February 23, 2016 (previously filed).

99.2                        Audited consolidated financial statements and footnotes of King, as of and for the year ended December 31, 2015.

99.3                        Unaudited pro forma condensed combined financial statements of Activision Blizzard, Inc., reflecting the acquisition of King Digital Entertainment plc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2016

ACTIVISION BLIZZARD, INC.

	By:	/s/ Chris B. Walther
Chris B. Walther
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Press Release dated February 23, 2016 (previously filed).

99.2	Audited consolidated financial statements and footnotes of King, as of and for the year ended December 31, 2015.

99.3	Unaudited pro forma condensed combined financial statements of Activision Blizzard, Inc., reflecting the acquisition of King Digital Entertainment plc.